Exhibit 99.4

Exhibit 5

U.S. Trustee Basic Monthly Operating Report

Case Name:	SAFETY TECH INTERNATIONAL, INC.	Date Filed:	07/20/2009

Case Number:	09-15684	SIC Code:	339900

Month (or portion) covered by this report:	June 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THIS U.S. TRUSTEE BASIC MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ON BEHALF OF THE CHAPTER 11 DEBTOR AND, TO THE BEST OF MY KNOWLEDGE, THIS REPORT AND RELATED DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

/s/ Sherri Voelkel	July 20, 2009
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	DATE REPORT SIGNED

Sherri Voelkel, Treasurer
PRINTED NAME OF RESPONSIBLE PARTY AND POSITION WITH DEBTOR

The debtor is required to provide financial reports prepared by or for the debtor in addition to the information required by this form. The U.S. Trustee may permit the debtor to eliminate duplicative information. No such permission is valid unless in writing.

QUESTIONNAIRE:		YES	NO	N/A

1.	IS THE BUSINESS STILL OPERATING?	☒	☐	☐

2.	DID YOU SELL ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☒	☐

3.	HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☒	☐

4.	DID YOU PAY ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☐	☒

5.	DID YOU PAY ALL YOUR BILLS ON TIME THIS MONTH?	☒	☐

6.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☒	☐	☐

7.	HAVE YOU FILED ALL OF YOUR RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH?	☒	☐

8.	DID YOU PAY ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☒	☐	☐

9.	DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☒	☐

10.	HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☒	☐	☐

11.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT?	☐	☒	☐

12.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☒	☐

		YES	NO	N/A

13.	DID YOU DEPOSIT ALL MONEY FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☒	☐	☐

14.	DID THE BUSINESS SELL ANY GOODS OR PROVIDE SERVICES TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☒	☐

15.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☒	☐	☐

16.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE UST?	☒	☐	☐

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS?		☐	☒	☐

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. [If you use an automated accounting system, please attach a copy of the Income Statement and Balance Sheet.]

TOTAL INCOME	$1,408,925.09

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS PAID THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. [If you use an automated accounting system, please attach a copy of the Disbursements Journal, otherwise attach a copy of the check register.]

TOTAL EXPENSES	$-1,222,222.73

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH (TOTAL FROM EXHIBIT B)		$1,408,925.09

EXPENSES FOR THE MONTH (TOTAL FROM EXHIBIT C)		$-1,222,222.73

(Subtract The Total from Exhibit C from the Total of Exhibit B)	CASH PROFIT FOR THE MONTH	$186,702.36

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE.

TOTAL PAYABLES	$53,936.76

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE.

TOTAL RECEIVABLES	$1,643,946.20

(EXHIBIT E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT.

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?	66

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?	65

PROFESSIONAL FEES ***

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT SINCE THE FILING OF THE CASE?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR SINCE THE FILING OF THE CASE?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY DURING THIS REPORTING PERIOD?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY SINCE THE FILING OF THE CASE?	$0.00

*** Fees reported in the Monthly Operating Report of TVI Corporation, Case No. 09-15677

PROJECTIONS

COMPARE YOUR ACTUAL INCOME, EXPENSES AND THE CASH PROFIT TO THE PROJECTIONS FOR THE FIRST 180-DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

PROJECTED INCOME FOR THE MONTH:	See Exhibit F

ACTUAL INCOME FOR THE MONTH (EXHIBIT B):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL INCOME:	$0.00

PROJECTED EXPENSES FOR THE MONTH:

TOTAL ACTUAL EXPENSES FOR THE MONTH (EXHIBIT C):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL EXPENSES:	$0.00

PROJECTED CASH PROFIT FOR THE MONTH:

ACTUAL CASH PROFIT FOR THE MONTH (TOTAL FROM EXHIBIT B MINUS TOTAL FROM EXHIBIT C)	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL CASH PROFIT:	$0.00

[If actual cash profit was 90% or less of projected cash profit, please attach a detailed written explanation.]

Exhibit 6

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	CHAPTER 11
Case No. 09-15684
SAFETY TECH INTERNATIONAL, INC.
MONTHLY OPERATING REPORT
Debtor(s)	CASH DISBURSEMENTS SUMMARY REPORT

Calendar Month June 1, 2009 to June 30, 2009

(All figures refer to post-petition transactions)

Total Disbursements from Operating Account	(Note 1)	+ $	$1,152,961.60
Total Disbursements from Payroll Account	(Note 2)	+ $	$45,012.73
Total Disbursements from Tax Escrow Account	(Note 3)	+ $	$0.00
Total Disbursements from other Account	(Note 4)	+ $	$0.00
Grand Total Disbursements from all accounts		= $	$1,197,974.33

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property).

Safety Tech International, Inc.

Case No. 09-15684

Exhibit B - Cash Receipts

June 1, 2009 through June 30, 2009

Deposit Date	Payor	Description	Amount

6/1/2009	DIAMONDBACK TACTICAL	Receivables Payment	$2,968.74
6/1/2009	MSA CO	Receivables Payment	328,230.00
6/2/2009	BULLARD	Receivables Payment	16,450.80
6/3/2009	CENTRAL VT MC	Receivables Payment	701.31
6/5/2009	OPEC	Receivables Payment	1,966.96
6/5/2009	NANA PACIFIC	Receivables Payment	38,217.41
6/8/2009	THE PEAVEY COMPANY	Receivables Payment	674.27
6/9/2009	BULLARD	Receivables Payment	915.50
6/12/2009	NANA PACIFIC	Receivables Payment	3,625.60
6/15/2009	NANA PACIFIC	Receivables Payment	438.41
6/15/2009	JACKSON SAFETY	Receivables Payment	4,257.17
6/15/2009	ISI INTERNATIONAL	Receivables Payment	3,169.40
6/15/2009	AVON	Receivables Payment	5,280.02
6/15/2009	Dean Demark	Receivables Payment	1,605.99
6/16/2009	COMMUNITY HEALTH SERVICE	Receivables Payment	465.00
6/16/2009	BULLARD	Receivables Payment	3,399.70
6/17/2009	DEPARTMENT OF HOMELAND SECURITY	Receivables Payment	2,903.14
6/17/2009	BVDP	Receivables Payment	687.57
6/18/2009	ARAMSCO	Receivables Payment	150.56
6/18/2009	NATIONAL SAFETY SUPPLY	Receivables Payment	102.68
6/18/2009	NATIONAL SAFETY SUPPLY	Receivables Payment	360.00
6/22/2009	CHRISTINE MESERVE	Receivables Payment	213.74
6/22/2009	AVON	Receivables Payment	1,806.36
6/22/2009	HUVEPHARMA, INC.	Receivables Payment	2,438.87
6/22/2009	JACKSON SAFETY	Receivables Payment	1,923.20
6/22/2009	TYCO HEALTH AND SAFETY	Receivables Payment	6,083.59
6/23/2009	BULLARD	Receivables Payment	14,755.50
6/25/2009	TACOM ROCK	Receivables Payment	792,642.95
6/25/2009	NANA PACIFIC	Receivables Payment	7,792.80
6/26/2009	MSA CO	Receivables Payment	97,207.15
6/26/2009	AVON-ISI	Receivables Payment	17,061.18
6/29/2009	PAUL BOYE, INC	Receivables Payment	1,643.72
6/29/2009	JACKSON SAFETY	Receivables Payment	3,630.00
6/29/2009	SRT	Receivables Payment	3,396.00
6/29/2009	SEATTLE TARP	Receivables Payment	983.88
6/29/2009	LANDSTAR	Vendor Refund	862.95
6/30/2009	BULLARD	Receivables Payment	23,553.90
6/30/2009	IRS FINANCE CENTER	Receivables Payment	15,025.70
6/30/2009	FISHER	Receivables Payment	1,333.37

TOTAL CASH RECEIPTS			$1,408,925.09

Safety Tech International, Inc.

Case No. 09-15684

Exhibit C - Expenses

June 1, 2009 through June 30, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

06/01/09	HIGH’S	FUEL	$67.55	(1)
06/01/09	SOUTHWEST AIR	TRAVEL EXPENSE	100.00	(1)
06/01/09	OFFICE DEPOT	OFFICE SUPPLIES	104.30	(1)
06/01/09	SPENCER TURBINE CO	JOB SUPPLIES	650.00	(1)
06/01/09	MSC/J&L INDUSTRIAL SUPPLY	JOB SUPPLIES	668.03	(1)
06/01/09	WILKS PRECISION INSTRUMENT CO.	TRADE VENDOR	5,375.40
06/01/09	MEMAR CORPORATION	RENT	28,406.65
06/02/09	EXXONMOBIL	FUEL	8.90	(1)
06/02/09	CHICK-FIL-A	TRAVEL EXPENSE	14.31	(1)
06/02/09	LOWES	JOB SUPPLIES	45.87	(1)
06/02/09	DOBBIN HOUSE RESTAURANT	TRAVEL EXPENSE	153.95	(1)
06/02/09	OFFICE DEPOT	OFFICE SUPPLIES	163.20	(1)
06/02/09	ADP	NET PAYROLL	56,137.44	(2)
06/03/09	EXXONMOBIL	FUEL	12.30	(1)
06/03/09	PANERA BREAD	TRAVEL EXPENSE	51.22	(1)
06/03/09	SHEETZ	FUEL	68.86	(1)
06/03/09	HOLLINGSWORTH & VOSE COMP	TRADE VENDOR	103.61	(1)
06/03/09	COMFORT INN	TRAVEL EXPENSE	116.89	(1)
06/03/09	GRACO OHIO INC.	JOB SUPPLIES	3,150.00	(1)
06/03/09	ADP	PAYROLL TAXES	33,915.06	(2)
06/03/09	CON-WAY FREIGHT INC.	TRADE VENDOR	365.05
06/03/09	ADP	NET PAYROLL CHECKS	18,071.20
06/04/09	MCDONALD’S	TRAVEL EXPENSE	6.12	(1)
06/04/09	SHEETZ	FUEL	50.48	(1)
06/04/09	OFFICE DEPOT	OFFICE SUPPLIES	53.67	(1)
06/04/09	GRACO OHIO INC.	JOB SUPPLIES	68.42	(1)
06/04/09	ALLIED ELECTRONICS INC	JOB SUPPLIES	254.40	(1)
06/04/09	REPCO GRAPHICS	PRINTING	261.72	(1)
06/04/09	THE BATTERY STORE	JOB SUPPLIES	1,075.00	(1)
06/04/09	THE BATTERY STORE	JOB SUPPLIES	3,276.00	(1)
06/04/09	NEW PENN MOTOR EXPRESS, INC.	TRADE VENDOR	148.16
06/04/09	CINTAS CORP.	TRADE VENDOR	184.86
06/04/09	WASHINGTON GAS	UTILITIES	292.74
06/04/09	NIOSH	TRADE VENDOR	450.00
06/04/09	UNITED PARCEL SERVICE-PHILADELPHIA	TRADE VENDOR	728.73
06/04/09	WILKS PRECISION INSTRUMENT CO.	TRADE VENDOR	1,852.70
06/04/09	ASSAY TECHNOLOGY, INC.	TRADE VENDOR	2,579.00
06/04/09	POLO PLASTICS	TRADE VENDOR	23,029.34
06/04/09	MASTERNET LTD	TRADE VENDOR	12,247.00
06/05/09	EXXONMOBIL	FUEL	19.70	(1)
06/05/09	AMERICAN AIRLINES	TRAVEL EXPENSE	316.40	(1)
06/05/09	SHOP3M.COM	JOB SUPPLIES	317.49	(1)
06/05/09	AVIS RENT-A-CAR	TRAVEL EXPENSE	433.09	(1)
06/05/09	OTTAWA MOULD CRAFT, LTD.	TRADE VENDOR	17,000.00	(3)
06/05/09	SCOTT HEALTH & SAFETY	TRADE VENDOR	128,854.66	(3)
06/05/09	RBL INDUSTRIES	TRADE VENDOR	215.60
06/05/09	CON-WAY MULTIMODAL INC.	TRADE VENDOR	1,486.09
06/05/09	CON-WAY FREIGHT INC.	TRADE VENDOR	4,193.77
06/05/09	MAXON PRECISION MOTORS	TRADE VENDOR	27,853.75
06/05/09	OTTAWA MOULD CRAFT, LTD.	TRADE VENDOR	41,267.59
06/06/09	MOUSER ELECTRONICS	COMPUTER SOFTWARE	711.49	(1)
06/08/09	ROADWAY EXPRESS	TRADE VENDOR	252.25	(1)
06/08/09	STAPLES	OFFICE SUPPLIES	657.02	(1)
06/08/09	AMERICAN FUNDS	401K	4,927.12
06/08/09	BIOLOGICAL CHEMICAL PROTECTION	TRADE VENDOR	3,625.00
06/08/09	THE ARROW MANUFACTURING CO., INC.	TRADE VENDOR	7,952.00
06/08/09	DHL GLOBAL FOWARDING	TRADE VENDOR	1,385.13
06/08/09	SELIG CANADA ULC	TRADE VENDOR	9,479.00

1

Safety Tech International, Inc.

Case No. 09-15684

Exhibit C - Expenses

June 1, 2009 through June 30, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

06/09/09	GM NAME PLATE INC	JOB SUPPLIES	8.43	(1)
06/09/09	GRACO OHIO INC.	JOB SUPPLIES	44.87	(1)
06/09/09	SHEETZ	FUEL	64.71	(1)
06/09/09	ATTM	UTILITIES	217.26	(1)
06/09/09	MCMASTER-CARR	TRADE VENDOR	270.26	(1)
06/09/09	FASTENAL CO.	TRADE VENDOR	564.47	(1)
06/09/09	CAPLUGS NIAGARA	TRADE VENDOR	1,209.96	(1)
06/10/09	7-ELEVEN	FUEL	33.15	(1)
06/10/09	ALL SEALS INC	JOB SUPPLIES	52.80	(1)
06/10/09	MCMASTER-CARR	TRADE VENDOR	85.80	(1)
06/10/09	TARGET	JOB SUPPLIES	185.39	(1)
06/10/09	SAFEWAY	FUEL	311.90	(1)
06/10/09	FLOW INTERNATIONAL CORP	EQUIPMENT MAINTENANCE/REPAIR	1,437.80	(1)
06/11/09	LOVES COUNTRY	FUEL	75.00	(1)
06/11/09	SUNOCO SVC STATION	FUEL	82.75	(1)
06/11/09	DHL GLOBAL FOWARDING	TRADE VENDOR	100.00
06/11/09	CON-WAY FREIGHT INC.	TRADE VENDOR	329.83
06/11/09	TELCOVE OPERATIONS	UTILITIES	397.58
06/11/09	VIDEOJET TECHNOLOGIES, INC.	TRADE VENDOR	519.43
06/11/09	UNITED PARCEL SERVICE-PHILADELPHIA	TRADE VENDOR	1,202.59
06/11/09	APPLIED DESIGN TECHNOLOGIES, INC.	TRADE VENDOR	1,287.54
06/11/09	SSI PACKAGING GROUP, INC.	TRADE VENDOR	1,848.98
06/11/09	SAFETY SOLUTIONS, INC	TRADE VENDOR	3,000.00
06/11/09	CRUSHPROOF TUBING COMPANY	TRADE VENDOR	5,868.72
06/11/09	ISEA	TRADE VENDOR	10,185.00
06/11/09	CELL-CON, INC.	TRADE VENDOR	1,626.00
06/11/09	OTTAWA MOULD CRAFT, LTD.	TRADE VENDOR	2,243.84
06/11/09	MASTERNET LTD	TRADE VENDOR	8,378.30
06/11/09	LYDALL FILTRATION/SEPARATION,	TRADE VENDOR	33,803.59
06/12/09	FITZGERALD AUTO MALL	AUTO REPAIR	39.89	(1)
06/12/09	COMFORT INN	TRAVEL EXPENSE	72.63	(1)
06/12/09	LAMBERT ST. LOUIS	TRAVEL EXPENSE	74.00	(1)
06/12/09	MCMASTER-CARR	TRADE VENDOR	153.59	(1)
06/12/09	ADP	PAYROLL FEES	428.91
06/12/09	STATE OF MARYLAND	PERSONAL PROPERTY TAX	300.00
06/12/09	CON-WAY FREIGHT INC.	TRADE VENDOR	658.70
06/12/09	CON-WAY MULTIMODAL INC.	TRADE VENDOR	1,474.66
06/12/09	RBL INDUSTRIES	TRADE VENDOR	6,098.00
06/13/09	MCMASTER-CARR	TRADE VENDOR	56.41	(1)
06/13/09	EXXONMOBIL	FUEL	68.00	(1)
06/13/09	LAMBERT ST. LOUIS	TRAVEL EXPENSE	76.00	(1)
06/13/09	AVIS RENT-A-CAR	TRAVEL EXPENSE	137.35	(1)
06/14/09	JOSE CUERVO	TRAVEL EXPENSE	7.32	(1)
06/14/09	SWEET WATER	TRAVEL EXPENSE	16.00	(1)
06/14/09	GAS MART	FUEL	30.11	(1)
06/15/09	EXXONMOBIL	FUEL	7.55	(1)
06/15/09	HOOTERS	TRAVEL EXPENSE	116.00	(1)
06/15/09	CAPLUGS NIAGARA	TRADE VENDOR	1,210.99	(3)
06/15/09	BB&T MERCHANT SERVICES	MERCHANT FEES	20.00
06/15/09	BB&T MERCHANT SERVICES	MERCHANT FEES	111.91
06/15/09	DHL GLOBAL FORWARDING	TRADE VENDOR	399.00
06/15/09	OTTAWA MOULD CRAFT, LTD.	TRADE VENDOR	45,516.17
06/15/09	CALGON CARBON CORPORATION	TRADE VENDOR	188,908.00
06/16/09	CINNABON	TRAVEL EXPENSE	4.93	(1)
06/16/09	STARBUCKS	TRAVEL EXPENSE	5.74	(1)
06/16/09	VILLA PIZZA	TRAVEL EXPENSE	9.62	(1)
06/16/09	FASTRACK AIRPORT PARKING	TRAVEL EXPENSE	40.85	(1)
06/16/09	OLD BOWIE TOWN GRILLE	TRAVEL EXPENSE	73.60	(1)

2

Safety Tech International, Inc.

Case No. 09-15684

Exhibit C - Expenses

June 1, 2009 through June 30, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

06/16/09	HAMPTON INN	TRAVEL EXPENSE	139.92	(1)
06/16/09	LIBERTY MARKING SYSTEMS	TRADE VENDOR	3,154.20
06/16/09	CELL-CON, INC.	TRADE VENDOR	20,157.00
06/17/09	LONGHORN STEAKHOUSE	TRAVEL EXPENSE	56.43	(1)
06/17/09	PARKER STEEL	JOB SUPPLIES	123.50	(1)
06/17/09	ULINE *SHIP SUPPLIES	SHIPPING SUPPLIES	326.03	(1)
06/17/09	FLOW INTERNATIONAL CORP	EQUIPMENT MAINTENANCE/REPAIR	330.06	(1)
06/17/09	SHOP3M.COM	JOB SUPPLIES	740.16	(1)
06/17/09	ADP	PAYROLL TAXES	33,364.45	(2)
06/17/09	ADP	NET PAYROLL	57,500.82	(2)
06/17/09	OTTAWA MOULD CRAFT, LTD.	TRADE VENDOR	17,000.00	(3)
06/17/09	ADP	NET PAYROLL CHECKS	16,655.28
06/18/09	QUILL CORPORATION	OFFICE SUPPLIES	70.58	(1)
06/18/09	MCMASTER-CARR	TRADE VENDOR	85.80	(1)
06/18/09	FEDEX	TRADE VENDOR	10.74
06/18/09	BOWMAN SALES & EQUIPMENT, INC.	TRADE VENDOR	95.40
06/18/09	NIOSH	TRADE VENDOR	100.00
06/18/09	NIOSH	TRADE VENDOR	250.00
06/18/09	FED EX FREIGHT	TRADE VENDOR	251.41
06/18/09	XECUNET, LLC	UTILITIES	271.00
06/18/09	TRIDENT PLASTICS INC.	TRADE VENDOR	322.61
06/18/09	LEVEL 3 COMMUNICATIONS, LLC.	UTILITIES	344.25
06/18/09	CAMELBAK PRODUCTS LLC	TRADE VENDOR	393.42
06/18/09	NIOSH	TRADE VENDOR	450.00
06/18/09	NIOSH	TRADE VENDOR	450.00
06/18/09	CON-WAY FREIGHT INC.	TRADE VENDOR	638.70
06/18/09	ALLEGHENY POWER	UTILITIES	1,890.09
06/18/09	LANDSTAR RANGER, INC.	TRADE VENDOR	2,470.80
06/19/09	SHEETZ	FUEL	32.87	(1)
06/19/09	HAMPTON INN	TRAVEL EXPENSE	153.18	(1)
06/19/09	HAMPTON INN	TRAVEL EXPENSE	153.18	(1)
06/19/09	SHOP3M.COM	JOB SUPPLIES	252.28	(1)
06/19/09	GRAPHCOM INC	TRADE VENDOR	575.25	(1)
06/19/09	CELL-CON, INC.	TRADE VENDOR	8,438.00	(2)
06/19/09	ADP	PAYROLL FEES	155.38
06/19/09	TESSY PLASTICS	TRADE VENDOR	2,858.55
06/21/09	SHEETZ	FUEL	41.13	(1)
06/21/09	KMART	JOB SUPPLIES	330.74	(1)
06/22/09	SHEETZ	FUEL	67.77	(1)
06/22/09	AIR TECHNIQUES INTERNATIONAL	JOB SUPPLIES	90.54	(1)
06/22/09	AMERICAN FUNDS	401K	4,974.65
06/22/09	BB&T	BANK FEES	75.96
06/22/09	BB&T	BANK FEES	88.92
06/22/09	BB&T	BANK FEES	168.30
06/22/09	BB&T	BANK FEES	854.93
06/22/09	HOLLINGSWORTH & VOSE COMP	TRADE VENDOR	2,377.44
06/22/09	SAFT AMERICA, INC.	TRADE VENDOR	40,582.08
06/22/09	CALGON CARBON CORPORATION	TRADE VENDOR	59,200.00
06/23/09	PANDA EXPRESS	TRAVEL EXPENSE	9.84	(1)
06/23/09	EXXONMOBIL	FUEL	21.78	(1)
06/24/09	7-ELEVEN	FUEL	34.71	(1)
06/24/09	MCMASTER-CARR	TRADE VENDOR	163.72	(1)
06/24/09	ALL SEALS INC	JOB SUPPLIES	247.20	(1)
06/24/09	STAPLES	OFFICE SUPPLIES	303.04	(1)
06/24/09	OTTAWA MOULD CRAFT, LTD.	TRADE VENDOR	17,000.00	(3)
06/24/09	CON-WAY MULTIMODAL INC.	TRADE VENDOR	1,479.84
06/24/09	OTTAWA MOULD CRAFT, LTD.	TRADE VENDOR	67,921.90
06/25/09	COLEPARMER	JOB SUPPLIES	106.19	(1)

3

Safety Tech International, Inc.

Case No. 09-15684

Exhibit C - Expenses

June 1, 2009 through June 30, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

06/25/09	VOCELLIS PIZZA	TRAVEL EXPENSE	178.33	(1)
06/25/09	FED EX FREIGHT	TRADE VENDOR	125.69
06/25/09	DHL GLOBAL FORWARDING	TRADE VENDOR	200.00
06/25/09	CON-WAY FREIGHT INC.	TRADE VENDOR	540.20
06/25/09	OLD FARM HOA	TRADE VENDOR	580.00
06/25/09	UNITED PARCEL SERVICE-PHILADELPHIA	TRADE VENDOR	755.76
06/25/09	HUB LABELS	TRADE VENDOR	771.46
06/25/09	EFD, INC.	TRADE VENDOR	780.31
06/25/09	EAGLE-PICHER ENERGY PRODUCTS	TRADE VENDOR	7,000.00
06/26/09	SHEETZ	FUEL	35.06	(1)
06/26/09	GM NAME PLATE INC	JOB SUPPLIES	544.87	(1)
06/26/09	GRAPHCOM INC	TRADE VENDOR	994.63	(1)
06/26/09	OTTAWA MOULD CRAFT, LTD.	TRADE VENDOR	17,000.00	(3)
06/26/09	CELL-CON, INC.	TRADE VENDOR	18,941.55	(3)
06/26/09	ADP	PAYROLL FEES	430.53
06/26/09	CON-WAY FREIGHT INC.	TRADE VENDOR	249.78
06/26/09	TREASURER OF THE UNITED STATES	TRADE VENDOR	26,006.00
06/26/09	OTTAWA MOULD CRAFT, LTD.	TRADE VENDOR CREDIT MEMO	(1,463.91)
06/26/09	CON-WAY MULTIMODAL INC.	TRADE VENDOR	2,827.82
06/26/09	CELL-CON, INC.	TRADE VENDOR	3,906.00
06/26/09	RBL INDUSTRIES	TRADE VENDOR	5,084.28
06/27/09	ALLIED ELECTRONICS INC	JOB SUPPLIES	79.83	(1)
06/27/09	MCMASTER-CARR	TRADE VENDOR	567.50	(1)
06/28/09	SHEETZ	FUEL	49.04	(1)
06/29/09	STAPLES	OFFICE SUPPLIES	61.29	(1)
06/29/09	SHEETZ	FUEL	67.25	(1)
06/29/09	FASTENAL CO.	TRADE VENDOR	726.59	(1)
06/29/09	ESTES EXPRESS LINE	TRADE VENDOR	94.66
06/29/09	ESTES EXPRESS LINE	TRADE VENDOR	94.66
06/29/09	NIOSH	TRADE VENDOR	450.00
06/30/09	BEEF O BRADY’S	TRAVEL EXPENSE	24.37	(1)
06/30/09	CAMELBAK PRODUCTS LLC	TRADE VENDOR	1,310.00

	TOTAL MAY 2009 EXPENSES	Total Expenses per Exhibit 5	1,222,222.73

		Less credit card charges above	(26,651.04)

		Disbursements per Exhibit F	1,195,571.69

		Less outstanding checks at 6/30	(171,718.37)
		Plus May checks cleared in June	363,476.78
		Less payments made by TVI Corporation (Case No. 09-15677)	(189,355.77	)(2)

		Disbursements per Exhibit 6	$1,197,974.33

(1)	Intercompany charge made on credit card in the name of TVI Corporation (Case No. 09-15677).
(2)	Payroll and vendor payment paid out of bank account of TVI Corporation (Case No. 09-15677).
(3)	Prepetition payment to critical vendor.

4

Safety Tech International, Inc.

Case No. 09-15684

Exhibit D - Money Owed

June 30, 2009

Vendor Name	Due Date	Purpose	Amount

3M PDP2897	Current	Trade	252.28
Advance Business Systems	Current	Trade	35.93
All Seals Incorporated	Current	Trade	247.20
Allegheny Power	Current	Utilities	103.66
C & M Corporation	Current	Trade Credit Memo	(528.60)
Cintas Corp. #387	Current	Trade	246.48
Cole-Parmer Instrument Co	Current	Trade	106.19
Con-way Multimodal Inc.	Current	Trade	100.00
Connector Technology, Inc	Current	Trade	18,629.62
Crushproof Tubing Company	Current	Trade	9,315.00
DHL Global Forwarding	Current	Trade	100.00
Eagle-Picher Energy Products	Current	Trade	1,400.00
Fed Ex Freight	Current	Trade	362.00
GM Nameplate, Inc.	Current	Trade	544.87
Hollingsworth & Vose COMP	Current	Trade	74.46
Jack Pearlman	Current	Trade	1,599.30
Landstar Ranger, Inc.	Current	Trade	1,554.48
Mathias Die Company	Current	Trade	688.58
Ottawa Mould Craft, LTD.	Current	Trade	10,214.46
Pitney Bowes Global Financial	Current	Trade	154.48
RBL Industries	Current	Trade Credit Memo	(11.72)
Rinco Ultrasonics USA	Current	Trade	2,082.00
Staples Credit Plan	Current	Trade	53.67
T-Mobile	Current	Utilities	65.29
TelCove Operations	Current	Trade	365.53
Teledyne Hastings Instruments	Current	Trade	362.03
The Strouse Corporation	Current	Trade	1,195.46
Tri-Ad Litho, Inc.	Current	Trade	1,512.87
United Parcel Service-Philadelphia	Current	Trade	3,004.26
Washington Gas	Current	Utilities	106.98

Total Owed			$53,936.76

Safety Tech International

Case No. 09-15684

Exhibit E - Accounts Receivables as of 6/30/09

Customer Name	Future	Current	31-60 Days	61-90 Days	91-120 Days	121 and Over	Balance

AIRBOSS- DEFENSE	$0.00	$1,318.71	$0.00	$0.00	$0.00	$0.00	$1,318.71
ARAMSCO, INC.	263.20	7,714.35	4,142.25	0.00	0.00	0.00	12,119.80
AVON - ISI	0.00	0.00	12,353.54	0.00	0.00	0.00	12,353.54
AVON TECHNICAL PRODUCTS	0.00	0.00	0.00	0.00	20.00	0.00	20.00
AVOX SYSTEMS	0.00	16,040.24	6,787.25	0.00	0.00	0.00	22,827.49
BULLARD	0.00	56,381.00	41,557.50	0.00	0.00	0.00	97,938.50
CETEK, INC.	0.00	0.00	4,840.20	0.00	0.00	0.00	4,840.20
DFAS BVDP (SL4701)	0.00	0.00	717.51	0.00	0.00	0.00	717.51
DFAS COLUMBUS CENTER	0.00	753,852.55	0.00	0.00	0.00	0.00	753,852.55
DRAEGER SAFETY, INC.	0.00	548.00	0.00	0.00	0.00	0.00	548.00
DUKE UNIVERSITY	0.00	1,413.50	517.72	0.00	0.00	0.00	1,931.22
EMS INNOVATIONS, INC.	0.00	0.00	0.00	0.00	0.00	(335.84)	(335.84)
FEDERAL RESOURCES SUPPLY COMPANY	0.00	105,357.38	0.00	0.00	0.00	0.00	105,357.38
FISHER SCIENTIFIC	0.00	0.00	815.65	0.00	0.00	0.00	815.65
GOETZLOFF GESELLSCHATT M.B.H.	0.00	4,720.50	0.00	0.00	0.00	0.00	4,720.50
GRAINGER SOURCING	0.00	61.95	0.00	0.00	0.00	0.00	61.95
HTI SPEICAL OPERATIONS EQUIPMENT	0.00	0.00	5,366.30	0.00	0.00	0.00	5,366.30
ISI	0.00	1,926.38	0.00	0.00	0.00	0.00	1,926.38
JACKSON SAFETY	0.00	18,155.74	1,968.00	0.00	0.00	0.00	20,123.74
MSA	113,259.00	25,793.04	0.00	0.00	0.00	0.00	139,052.04
NANA PACIFIC, LLC	0.00	354,141.42	0.00	0.00	0.00	0.00	354,141.42
NATIONAL SAFETY SUPPLY, INC.	0.00	94.40	0.00	0.00	0.00	0.00	94.40
PAUL BOYE TECHNOLOGIES	0.00	0.00	0.00	0.00	0.00	9,931.36	9,931.36
POTOMAC RIVER GROUP, LLC	0.00	1,005.00	0.00	0.00	0.00	0.00	1,005.00
RUBYSTONE ENTERPRISES	0.00	0.00	297.71	0.00	0.00	0.00	297.71
SAFEWARE INC.	0.00	3,359.39	0.00	0.00	0.00	0.00	3,359.39
SAIC ABINGDON	0.00	1,000.00	0.00	0.00	0.00	0.00	1,000.00
SEATTLE TARP COMPANY	0.00	32,066.84	453.84	0.00	0.00	0.00	32,520.68
SOUTH SUBURBAN HOSPITAL	0.00	0.00	250.73	0.00	0.00	0.00	250.73
SPERIAN RESPIRATORY PROTECTION	0.00	0.00	0.00	189.00	0.00	0.00	189.00
STEFAN BEIL	0.00	0.00	0.00	0.00	0.00	2,986.87	2,986.87
SUNRISE SAFETY INC.	0.00	0.00	0.00	0.00	1,671.60	425.18	2,096.78
TRICON ENVIRONMENTAL, INC.	0.00	305.54	0.00	0.00	0.00	0.00	305.54
TYCO/SCOTT HEALTH AND SAFETY	7,973.69	701.45	20.74	181.36	0.00	0.00	8,877.24
UNICORN INTERNATIONAL	0.00	0.00	0.00	0.00	0.00	41,334.46	41,334.46

Grand Totals	$121,495.89	$1,385,957.38	$80,088.94	$370.36	$1,691.60	$54,342.03	$1,643,946.20

TVI Corporation, et al.

Case No. 09-15677

Exhibit F - Projections (1)

June 1, 2009 through June 30, 2009

	Projections	Actual	Variance

Cash Receipts	$2,446,070	$1,931,256	$(514,814)

Cash Disbursements:

Compensation and benefits	718,000	586,721	131,279
Facility costs	190,072	148,444	41,628
Other expenses	316,000	372,918	(56,918)
Vendor payments	1,065,595	1,090,050	(24,455)
Interest expense	125,000	118,568	6,432
Critical vendor payments	182,500	347,638	(165,138)
Bank fees and expenses	75,000	89,561	(14,561)
Chapter 11 expenses	240,000	267,244	(27,244)
Total disbursements	2,912,167	3,021,144	(108,976)
Net Cash Use (2)	$(466,097)	$(1,089,888)	$(623,790)

(1)	Projections are shown on a consolidated basis related to the following jointly administered cases:
TVI Corporation (Case No. 09-15677) and its 100% wholly-owned subsidiaries:
Safety Tech International, Inc. (Case No. 09-15684)
Signature Special Event Services, Inc. (Case No. 09-15686)
CAPA Manufacturing Corp. (Case No. 09-15758)

TVI Corporation, et al, is required to meet specific tests as part of the DIP lending facility based on a consolidated budget compared to consolidated actual results. As of June 30, 2009 TVI Corporation and its subsidiaries were in compliance with these tests.

(2)

The greater than 10% variance in cash loss for June 2009 is primarily a function of the timing of specific cash transactions. Through May 31, 2009, the debtors were ahead of their cash operating projections by approximaely $2.7 million. After the impact of this month’s negative cash variance of $621,615, the debtors remained ahead of their cash operating projection by an amount in excess of $2.0 million since the inception of their filings.

Prior to June 1, 2009, the debtors had received cash receipts ahead of projection, which had a negative impact on June, 2009 activity.

Other expenses were higher in June 2009 than projections due to the debtors needing to pay for corporate insurance costs at a faster pace than originally predicted, due to the loss of premium financing with its carrier. Replacement financing was obtained, albeit it at less favorable terms than the original financing. All insurance remained in full force, as the financing did not impact the actual insurance coverage of the debtors.

Reorganization costs related to Critical vendor payments, Bank fees and expenses and Chapter 11 costs were all higher in June, 2009 than original projected. In all instances, this occurred due to the delay in payments from the debtors’ original projections. The debtors have negotiated more favorable terms with its critical vendors than originally anticipated, and have been able to pay their professional fees, as well as their lender’s legal costs, more in arrears than originally anticipated.

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING STATEMENT OF OPERATIONS

For the Month Ended June 30, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL

NET REVENUE	$1,016,420	$1,503,113	$262,676	$—	$2,782,209

COST OF REVENUE	700,311	964,770	101,800	—	1,766,881

GROSS PROFIT	316,109	538,343	160,876	—	1,015,328

OPERATING EXPENSES
Selling, general and administrative expenses	332,956	266,146	262,100	—	861,201
Research and development expenses	42,098	—	—	—	42,098

Total operating expenses	375,054	266,146	262,100	—	903,300

OPERATING INCOME/(LOSS)	(58,945)	272,197	(101,224)	—	112,028

INTEREST AND OTHER (EXPENSE), NET	(97,091)	(1,775)	—	—	(98,866)

INCOME/(LOSS) BEFORE INCOME TAXES	(156,036)	270,423	(101,224)	—	13,162

INCOME TAX (EXPENSE)/BENEFIT *	—	—	—	—	—

NET INCOME/(LOSS)	$(156,036)	$270,423	$(101,224)	$—	$13,162

*   Income tax (expense) benefit for June 2009 is pending.

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING BALANCE SHEET

As of June 30, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$73,480	$—	$—	$—	$73,480
Accounts receivable - trade, net	2,064,306	1,638,266	630,606	—	4,333,179
Inventories, net	1,473,916	2,406,551	—	—	3,880,467
Income taxes receivable *	—	—	—	—	0
Equipment held for sale	—	—	2,242,000	—	2,242,000
Prepaid expenses and other current assets	787,846	211,036	81,039	—	1,079,922
Total current assets	4,399,549	4,255,853	2,953,646	—	11,609,047

PROPERTY, PLANT AND EQUIPMENT, NET	308,303	5,617,330	—	—	5,925,634

OTHER ASSETS
Intangible assets, net	221,514	35,594	—	—	257,108
Receivable from subsidiary	7,479,218	—	—	—	7,479,218
Other	47,971	—	—	—	47,971
Total other assets	7,748,702	35,594	—	—	7,784,296

TOTAL ASSETS	$12,456,554	$9,908,777	$2,953,646	$—	$25,318,978

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
DIP Line of credit	$10,262,540	$—	$—	$—	$10,262,540
Accounts payable	1,824,555	1,580,508	1,605,691	—	5,010,754
Accrued expenses	1,541,188	612,467	929,869	—	3,083,524
Deferred income taxes *	—	72,764	—	—	72,764
Current portion of long-term debt	17,103,292	48,280	—	—	17,151,572
Total current liabilities	30,731,574	2,314,019	2,535,560	—	35,581,153

LONG-TERM LIABILITIES
Long-term debt, net of current portion	—	252,603	—	—	252,603
Payable to parent company	—	7,061,132	418,086	—	7,479,218
Stock warrant liability	106,200	—	—	—	106,200
Deferred income taxes *	—	281,024	—	—	281,024
Total long-term liabilities	106,200	7,594,759	418,086	—	8,119,045

TOTAL LIABILITIES	30,837,774	9,908,777	2,953,646	—	43,700,197

STOCKHOLDERS’ EQUITY

Preferred stock - $1.00 par value	—	—	—	—	0
Common stock - $0.01 par value	343,674	—	—	—	343,674
Additional paid-in capital	26,960,492	—	—	—	26,960,492
Retained earnings (accumulated deficit)	(45,685,386)	—	—	—	(45,685,386)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(18,381,220)	—	—	—	(18,381,220)

TOTAL LIABILITIES AND EQUITY (DEFICIT)	$12,456,554	$9,908,777	$2,953,646	$—	$25,318,978

*	Income taxes as of June 30, 2009 are pending.